Exhibit 10.9

THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT

THIS THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of March __, 2006  (this “Amendment”) by and among Goldman Sachs Mortgage Company, as a buyer (“GSMC”), Gramercy Warehouse Funding II LLC, as a seller (“Gramercy”) and GKK Trading Warehouse II LLC, as a seller (“GKK” and together with Gramercy, collectively, “Seller”), amends that certain Master Repurchase Agreement, dated as of January 3, 2005, as amended by that certain First Amendment to Master Repurchase Agreement dated as of June 30, 2005 and that Second Amendment to Master Repurchase Agreement, dated as of August __, 2005 (as amended, the “Repurchase Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Repurchase Agreement.

RECITAL

WHEREAS, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and GSMC have agreed to amend the Repurchase Agreement as provided herein;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.             Schedule 1. Schedule 1 to Annex I to the Repurchase Agreement is hereby deleted in its entirety and replaced with Schedule A-1 attached hereto. From and after the date hereof, all references to Schedule 1 in the Repurchase Agreement shall be deemed to refer to Schedule A-1 attached hereto.

2.             Continuing Effect. Except as expressly amended by this Amendment, the Repurchase Agreement and the other Transaction Documents remain in full force and effect in accordance with their respective terms, and are hereby in all respects ratified and confirmed.

3.             References to Repurchase Agreement. All references to the Repurchase Agreement in any Transaction Document or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

4.             Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

5.             Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

[Signatures appear on the next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in their names as of the date first above written.

GOLDMAN SACHS MORTGAGE COMPANY, a New York limited partnership

By:	Goldman Sachs Real Estate Funding Corp., its
general partner

By:
Name:
Title:

GRAMERCY WAREHOUSE FUNDING II LLC, a Delaware limited liability company

By:	GRAMERCY INVESTMENT TRUST, a Maryland real estate investment trust

	By:	GKK Capital LP, a Delaware limited partnership, its sole member and manager

		By:	GRAMERCY CAPITAL CORP., a Maryland corporation, its general partner

By:
Name:
Title

GKK TRADING WAREHOUSE II, LLC, a Delaware limited liability company

By:	GKK TRADING CORP., its sole member and manager

	By:	GRAMERCY CAPITAL CORP., a Maryland corporation, its general partner

By:
Name:
Title:

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